Exhibit 10.3(3)

AMENDMENT NO. 3
TO MASTER REPURCHASE AGREEMENT

                This THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”) is dated as of July 11, 2005 and is entered into by and among FIELDSTONE INVESTMENT CORPORATION (“FIC” and a “Seller”), FIELDSTONE MORTGAGE COMPANY (“FMC” and a “Seller”, and together with FIC, the “Sellers”) and MERRILL LYNCH BANK USA (the “Buyer”) to that certain Master Repurchase Agreement dated as of November 12, 2004 as amended by Amendment No. 1 to Master Repurchase Agreement dated  as of May 10, 2005 and Amendment No. 2 to Master Repurchase Agreement dated as of June 1, 2005 (the “Existing Repurchase Agreement”, as amended by this Amendment, the “Repurchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

RECITALS

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.           Definitions.  Section 1 of the Existing Repurchase Agreement is hereby amended by deleting subsection (f) of the definition of “Asset Value” in its entirety and replacing it with the following:

“(f) the aggregate Asset Value of all Second Lien Mortgage Loans that are Purchased Mortgage Loans and Mortgage Loans purchased under the MLMCI Facility combined shall not exceed $75,000,000; or”

SECTION 2.           Conditions Precedent.  This Amendment shall become effective on July 11, 2005 (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

2.1           Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered and duly authorized officers of the Buyer, the Sellers and the Guarantor; and

(b)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3.           Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 4.           Fees.  The Seller agrees to pay as and when billed by the Buyer all of the reasonable fees, disbursements and expenses of counsel to the Buyer in connection with the development, preparation and execution of, this Amendment or any other documents prepared in connection herewith and receipt of payment thereof shall be a condition precedent to the Buyer entering into any Transaction pursuant hereto.

SECTION 5.           Confidentiality.  The parties hereto acknowledge that this Amendment, the Existing Repurchase Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and the Seller agree that, unless otherwise directed by a court of competent jurisdiction or as is necessary to do so in working with governmental agencies or regulatory bodies in order to comply with any applicable federal or state laws, they shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions.

SECTION 6.           GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 7.           Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 8.           Conflicts.  The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Repurchase Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	MERRILL LYNCH BANK USA,
as Buyer

By:
Name:
Title:

Seller:	FIELDSTONE INVESTMENT CORPORATION,
as Seller

By:
Name:
Title:

Seller:	FIELDSTONE MORTGAGE COMPANY,
as Seller

By:
Name:
Title: